EXHIBIT 10.5


                          July 14, 1995


Mr. Eduardo I. Aguirre
Senior Vice President and Trust Officer
National City Bank, Indiana
101 West Washington Street
Indianapolis, IN  46255

Dear Ed:

     RE:  IPALCO Enterprises, Inc. Benefit Protection Fund and Trust
          Agreement

     The purpose of this letter is to provide a revised Exhibit A of the IPALCO Enterprises, Inc. Benefit Protection Fund and Trust Agreement. The enclosed Exhibit A dated July 1, 1995, supersedes Exhibit A dated February 23, 1993. Changes in IPALCO's officer positions, all duly approved by the Compensation Committee of the Board of Directors and the Board of Directors, necessitates revisions to the exhibit.

     In accordance with the procedures set forth in Section 6.6 of the Trust Agreement, no additional contribution to trust principal is necessary. The net of participant additions and deletions since the last principal contribution results in a properly funded trust.

     If you have any questions or if I may be of additional help, please do not hesitate to contact me.

                              Very truly yours,



                              /s/ Max Califar

dse
Attachment

cc:  M.O. Edmonds

                                        Dated July 1, 1995


                    IPALCO ENTERPRISES, INC.
           BENEFIT PROTECTION FUND AND TRUST AGREEMENT

                            EXHIBIT A

                      LIST OF COVERED PLANS

                                                      Effective Date
                                                      of Plan Coverage
                                Employee Covered       by Benefit
          Plan Name             Under the Plan        Protection Fund

1.   Amended and Restated     John R. Hodowal         November 1, 1988
     Employment Agreement,
     dated July 29, 1986

2.   Employment Agreement     Ramon L. Humke          February 1, 1990
     dated February 1, 1990

3.   Termination Benefits     John R. Brehm           November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

4.   Termination Benefits     Max Califar             November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

5.   Termination Benefits     Arthur G. Haan          November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

6.   Termination Benefits     John R. Hodowal         November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

7.   Termination Benefits     Donald W. Knight        November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

                                                      Effective Date
                                                       of Plan Coverage
                                Employee Covered        by Benefit
          Plan Name             Under the Plan         Protection Fund

8.   Termination Benefits     Robert W. Rawlings       November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

9.   Termination Benefits     Thomas A. Steiner        November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

10.  Termination Benefits     Gerald D. Waltz          November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

11.  Termination Benefits     John D. Wilson           November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

12.  Termination Benefits     John C. Berlier          May 1, 1990
     Agreement, effective
     May 1, 1990. Amended
     and Restated
     January 1, 1993

13.  Termination Benefits     Maurice O. Edmonds       May 1, 1990
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

14.  Termination Benefits     N. Stuart Grauel         May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated
     January 1, 1993

15.  Termination Benefits     Joseph A. Gustin         May 1, 1990
     Agreement, effective
     May 1, 1990. Amended
     and Restated
     January 1, 1993

                                                      Effective Date
                                                       of Plan Coverage
                                Employee Covered        by Benefit
          Plan Name             Under the Plan         Protection Fund

16.  Termination Benefits     Ramon L. Humke           February 1, 1990
     Agreement, effective
     February 1, 1990.
     Amended and Restated
     January 1, 1993

17.  Termination Benefits     Robert A. McKnight, Jr.  May 1, 1990
     Agreement, effective
     May 1, 1990. Amended
     and Restated
     January 1, 1993

18.  Termination Benefits     Joseph A. Slash          May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated
     January 1, 1993

19.  Termination Benefits     Stephen J. Plunkett      May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated
     January 1, 1993

20.  Termination Benefits     Clark L. Snyder          November 1, 1988
     Agreement, effective
     July 29, 1986.
     Amended and Restated
     January 1, 1993

21.  Termination Benefits     Steven L. Meyer          January 1, 1993
     Agreement, effective
     January 1, 1993

22.  Termination Benefits     David C. Kiesel          January 1, 1993
     Agreement, effective
     January 1, 1993

23.  Termination Benefits     Daniel L. Short          January 1, 1993
     Agreement, effective
     January 1, 1993

                                                      Effective Date
                                                       of Plan Coverage
                                Employee Covered         by Benefit
          Plan Name             Under the Plan         Protection Fund

24.  Termination Benefits     William A. Tracy         January 1, 1993
     Agreement, effective
     January 1, 1993

25.  Termination Benefits     Bryan G. Tabler          January 1, 1995
     Agreement, effective
     January 1, 1995

26.  Termination Benefits     Michael J. Farmer        February 6, 1995
     Agreement, effective
     February 6, 1995

27.  Termination Benefits     Ralph E. Canter          May 1, 1995
     Agreement, effective
     May 1, 1995

28.  Termination Benefits     Susan Hanafee            May 1, 1995
     Agreement, effective
     May 1, 1995

29.  Termination Benefits     Wendy V. Yerkes          May 1, 1995
     Agreement, effective
     May 1, 1995

30.  Termination Benefits     Michael G. Banta         July 1, 1995
     Agreement, effective
     July 1, 1995

31.  The IPL Supplemental     All participants in      February 23, 1993
     Retirement Plan and      the Supplemental
     Trust Agreement for      Plan for which a
     a Select Group of        trust account
     Management Employees     is maintained
     (the "Supplemental
     Plan") but only
     Section 4.03 thereof
     relating to tax
     protect payments
     required by IPL.